United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4018

(Investment Company Act File Number)

Federated High Yield Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 02/28/19

Date of Reporting Period: 02/28/19

Item 1.	Reports to Stockholders

Annual Shareholder Report
February 28, 2019
Share Class | Ticker	A | FHYAX	C | FHYCX	Institutional | FHTIX
	Service | FHYTX	R6 | FHYLX

Federated High Yield Trust
Established 1984

A Portfolio of Federated High Yield Trust
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated High Yield Trust
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from March 1, 2018 through February 28, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated High Yield Trust (the “Fund”), based on net asset value for the 12-month reporting period ended February 28, 2019, was 3.23% for the Class A Shares, 2.46% for the Class C Shares, 3.32% for Institutional Shares, 3.22% for Service Shares and 3.49% for the Class R6 Shares. The 3.49% total return of the Class R6 Shares consisted of 5.85% current income and -2.36% of depreciation in the net asset value of the Fund. The total return of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI),1 the Fund's broad-based securities market index, was 4.31% during the same period. The total return of the Lipper High Yield Funds Average (LHYFA),2 a peer group for the Fund, was 3.03% during the same period. The Fund's and LHYFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBHY2%ICI.
During the 12-month reporting period, the most significant factors affecting the Fund's performance relative to the BBHY2%ICI were: (a) the allocation among various industry sectors within the Fund's high-yield3 holdings; (b) security selection within the Fund's high-yield holdings; and (c) the Fund's allocation to equity4 holdings.
The following discussion will focus on the performance of the Fund's R6 Shares.
MARKET OVERVIEW
The high-yield market generated attractive relative returns for the reporting period. For example, the BBHY2%ICI returned 4.31% for the reporting period, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index,5 a measure of high-quality bond performance, which returned 3.17% for the reporting period. The high-yield market was supported by solid economic growth and strong corporate earnings during the period. Corporate earnings received a boost from lower corporate tax rates to go along with strong U.S. consumer confidence driven by high levels of employment. These factors helped keep default rates for high-yield securities low and returns attractive. The latter part of the period did see an increase in volatility as a result of slowing growth in China and the eurozone, concerns over trade talks with China, rising political rancor in the U.S. and geopolitical tensions in various hot spots such as Russia, North Korea and Venezuela. The impact of these factors can be seen in the movement of the yield spread between high-yield bonds and U.S. Treasury securities with comparable maturities, which according to the Credit Suisse High Yield Bond Index6 began the reporting period at 385 basis points, reached a cycle low of 352 basis points in early October, and finished the period at 433 basis points.7
Annual Shareholder Report

Within the high-yield market, major industry sectors that substantially outperformed the BBHY2%ICI included: Pharmaceuticals, Wireless Telecommunications, Cable & Satellite, Electric Utilities and Healthcare. Major industry sectors that substantially underperformed the overall BBHY2%ICI included: Oil field Services, Automotive, Independent Energy, Retail and Home Construction. From a credit-quality perspective, the “B”-rated sector lead the way during the reporting period with a return of 4.90%, followed by the “BB”-rated sector with a return of 4.46%. The lower quality “CCC”-rated sector was the weakest performing sector with a 1.69% total return during the reporting period.
Allocation among industry sectors
The Fund was positively impacted, relative to the BBHY2%ICI, by its allocation among industry sectors for the reporting period. The Fund was positively impacted by its overweight position to the strong-performing Pharmaceuticals, Healthcare and Cable & Satellite sectors. The Fund also benefited from its underweight position to the poor-performing Independent Energy, Oil Field Services, Wireline Telecommunications, Home Construction and Banking sectors. The Fund was negatively impacted by its overweight position to the underperforming Insurance Broker sector.
SECURITY SELECTION OF HIGH-YIELD BONDs
The Fund was negatively impacted, relative to the BBHY2%ICI, by security selection for the reporting period. This was especially true in the Food & Beverage and Packaging industry sectors. Underperforming holdings in the Healthcare, Oil Field Services and Cable & Satellite sectors offset the benefit of the Fund's industry weightings in these sectors. Specific Fund holdings that substantially underperformed the BBHY2%ICI included: Anna Merger Sub, SESI LLC, Ultra Resources, Inception Merger and Adient Global. The Fund did benefit from strong security selection in the Independent Energy and Retail sectors. Specific Fund holdings that substantially outperformed the BBHY2%ICI included: Bausch Health Cos (formally Valeant Pharmaceuticals), Sprint, Albertsons, HCA and Infor Software.
Allocation to equity securities
The Fund was negatively impacted by its allocation to equity securities during the reporting period as its equity holdings returned -5.40% versus the 4.31% return for the BBHY2%ICI. The Fund's equity holdings which detracted the most from Fund performance were Westrock, Newell Brands and Ardagh Group. The Fund's equity holdings which had the highest return during the reporting period were Eldorado Resorts, Post Holdings and CDW Corp.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BBHY2%ICI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the LHYFA.
Annual Shareholder Report

3	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
4	Equity investments are not represented in the BBHY2%ICI.
5	The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities.*
6	Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults.*
7	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
*	The index is unmanaged, and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated High Yield Trust from February 28, 2009 to February 28, 2019, compared to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI)2 and the Lipper High Yield Funds Average (LHYFA).3 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of February 28, 2019
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 2/28/2019
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares[4]	-1.41%	3.40%	11.24%
Class C Shares[4]	1.49%	3.57%	10.92%
Institutional Shares[4]	3.32%	4.55%	12.00%
Service Shares	3.22%	4.29%	11.87%
Class R6 Shares[4]	3.49%	4.39%	11.92%
BBHY2%ICI	4.31%	4.54%	11.41%
LHYFA	3.03%	3.30%	9.65%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from purchase date. A 2.00% redemption fee will be applied to any redemption less than 90 days from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BBHY2%ICI and the LHYFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's initial share class, the Service Shares (SS) class, commenced operations on August 23, 1984. The Fund's A and C classes commenced operations on April 30, 2014. The Fund's Institutional Shares (IS) class commenced operations on June 11, 2013. The Fund's R6 class commenced operations on April 27, 2017. For the periods prior to the commencement of operations of the A, C, IS and R6 classes, the respective class performance would have been substantially similar to the returns of the SS class, because all classes are invested in the same portfolio of securities and would differ only to the extent that the newer classes do not have the same expenses as the SS class. Accordingly, the information shown above is for the SS class adjusted to reflect the expenses of the newer classes for each year for which the respective class expenses would have exceeded the actual expenses paid by the SS class. The performance information has also been adjusted to reflect any applicable differences between the sales loads and charges imposed on the purchase and redemption of the respective share classes, as well as, the removal of any waivers/reimbursements of Fund expenses that may have occurred during the periods prior to the commencement of operations of the newer classes. Please note that for any newer class with higher expenses than the SS class, such as the A class and the C class, performance shown is lower than the SS class. For any newer class with lower expenses than the SS class, such as the IS class and the R6 class, adjustments may have been made with respect to the removal of waivers/reimbursements.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At February 28, 2019, the Fund's index classification1 was as follows:
Index Classification	Percentage of Total Net Assets[2]
Health Care	11.2%
Cable Satellite	8.8%
Technology	7.8%
Packaging	6.1%
Midstream	6.0%
Independent Energy	5.5%
Media Entertainment	5.0%
Pharmaceuticals	4.6%
Wireless Communications	3.9%
Other[3]	36.8%
Federated Bank Loan Core Fund	1.1%
Cash Equivalents[4]	3.0%
Other Assets and Liabilities—Net[5]	0.2%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI). Individual portfolio securities that are not included in the BBHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets is listed individually in the table.
3	For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation “Other.”
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
February 28, 2019
Principal Amount or Shares		Value
	CORPORATE BONDS—88.0%
	Aerospace/Defense—1.4%
$600,000	TransDigm, Inc., Sr. Sub. Note, 144A, 7.500%, 3/15/2027	$604,440
250,000	TransDigm UK Holdings PLC, Sr. Sub., 144A, 6.875%, 5/15/2026	244,375
1,200,000	TransDigm, Inc., 5.500%, 10/15/2020	1,202,220
2,350,000	TransDigm, Inc., Sec. Fac. Bond, 144A, 6.250%, 3/15/2026	2,414,625
450,000	TransDigm, Inc., Sr. Sub. Note, 6.000%, 7/15/2022	459,450
1,375,000	TransDigm, Inc., Sr. Sub. Note, 6.375%, 6/15/2026	1,342,344
1,750,000	TransDigm, Inc., Sr. Sub. Note, 6.500%, 7/15/2024	1,771,875
2,400,000	TransDigm, Inc., Sr. Sub. Note, 6.500%, 5/15/2025	2,400,000
	TOTAL	10,439,329
	Automotive—2.0%
3,250,000	Adient Global Holdings Ltd., Sr. Unsecd. Note, 144A, 4.875%, 8/15/2026	2,502,500
2,900,000	American Axle & Manufacturing, Inc., Sr. Unsecd. Note, Series WI, 6.500%, 4/1/2027	2,874,625
775,000	BCD Acquisition, Inc., 144A, 9.625%, 9/15/2023	821,500
2,275,000	Dana Financing Lux Sarl, 144A, 6.500%, 6/1/2026	2,331,875
925,000	Dana Financing Lux Sarl, Sr. Unsecd. Note, 144A, 5.750%, 4/15/2025	923,844
1,425,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 5.000%, 5/31/2026	1,357,313
225,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 5.125%, 11/15/2023	225,281
1,150,000	J.B. Poindexter & Co., Inc., Sr. Unsecd. Note, 144A, 7.125%, 4/15/2026	1,135,625
3,125,000	Schaeffler Verwaltung Zw, 144A, 4.750%, 9/15/2026	2,905,312
	TOTAL	15,077,875
	Banking—0.5%
3,275,000	Ally Financial, Inc., Sr. Sub. Note, 5.750%, 11/20/2025	3,483,781
	Building Materials—1.5%
650,000	American Builders & Contractors Supply Co., Inc., Sr. Unsecd. Note, 144A, 5.750%, 12/15/2023	667,875
2,375,000	American Builders & Contractors Supply Co., Inc., Sr. Unsecd. Note, 144A, 5.875%, 5/15/2026	2,422,500
1,450,000	Building Materials Corp. of America, Sr. Unsecd. Note, 144A, 6.000%, 10/15/2025	1,520,688
1,950,000	CD&R Waterworks Merger Subsidiary LLC, Sr. Unsecd. Note, 144A, 6.125%, 8/15/2025	1,886,625
2,300,000	Pisces Midco, Inc., Sec. Fac. Bond, 144A, 8.000%, 4/15/2026	2,179,250
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Building Materials—continued
$3,325,000	Standard Industries, Inc., Sr. Unsecd. Note, 144A, 5.000%, 2/15/2027	$3,175,375
	TOTAL	11,852,313
	Cable Satellite—8.6%
850,000	CCO Holdings LLC/Cap Corp., 144A, 5.375%, 5/1/2025	872,313
975,000	CCO Holdings LLC/Cap Corp., 144A, 5.750%, 2/15/2026	1,012,820
1,800,000	CCO Holdings LLC/Cap Corp., 5.750%, 9/1/2023	1,838,250
600,000	CCO Holdings LLC/Cap Corp., Sr. Sub. Secd. Note, 144A, 5.500%, 5/1/2026	613,326
1,900,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2028	1,833,500
2,150,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.125%, 5/1/2027	2,115,062
575,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.875%, 4/1/2024	600,156
900,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.875%, 5/1/2027	926,719
1,325,000	CSC Holdings LLC, 144A, 5.500%, 5/15/2026	1,348,188
250,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 6.500%, 2/1/2029	262,034
600,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 6.625%, 10/15/2025	634,500
1,950,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 7.500%, 4/1/2028	2,067,000
2,700,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 7.750%, 7/15/2025	2,889,000
1,400,000	CSC Holdings LLC, Sr. Unsecd. Note, Series 144A, 5.125%, 12/15/2021	1,407,896
4,000,000	CSC Holdings, Inc., Sr. Unsecd. Note, 144A, 5.500%, 4/15/2027	4,030,000
1,425,000	CSC Holdings, Inc., Sr. Unsecd. Note, 5.250%, 6/1/2024	1,428,078
1,800,000	Cablevision Systems Corp., Sr. Unsecd. Note, 5.875%, 9/15/2022	1,861,313
2,875,000	Charter Communications Holdings II, 5.125%, 2/15/2023	2,928,906
1,900,000	Charter Communications Holdings II, 5.750%, 1/15/2024	1,951,063
2,100,000	DISH DBS Corp., 5.000%, 3/15/2023	1,863,750
1,875,000	DISH DBS Corp., Sr. Unsecd. Note, 5.875%, 11/15/2024	1,586,156
2,500,000	DISH DBS Corp., Sr. Unsecd. Note, 7.750%, 7/1/2026	2,168,750
550,000	Intelsat Jackson Holdings S.A., 144A, 8.000%, 2/15/2024	573,719
2,025,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 144A, 8.500%, 10/15/2024	2,054,768
950,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 144A, 9.750%, 7/15/2025	990,375
2,000,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 5.500%, 8/1/2023	1,845,000
1,050,000	Sirius XM Radio, Inc., 144A, 6.000%, 7/15/2024	1,092,000
1,925,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 5.375%, 4/15/2025	1,968,914
2,950,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 5.375%, 7/15/2026	2,968,437
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Cable Satellite—continued
$4,400,000	Telenet Finance Luxembourg, Sec. Fac. Bond, 144A, 5.500%, 3/1/2028	$4,257,000
2,875,000	Unitymedia KabelBW Gmbh, 144A, 6.125%, 1/15/2025	2,990,000
3,250,000	Virgin Media Secured Finance PLC, 144A, 5.250%, 1/15/2026	3,271,872
1,525,000	Virgin Media Secured Finance PLC, 144A, 5.500%, 8/15/2026	1,521,188
1,475,000	Virgin Media, Inc., Sr. Unsecd. Note, 144A, 5.750%, 1/15/2025	1,473,156
250,000	Virgin Media, Inc., Sr. Unsecd. Note, 144A, 6.000%, 10/15/2024	257,500
2,325,000	Ziggo Finance BV, Sec. Fac. Bond, 144A, 5.500%, 1/15/2027	2,249,437
600,000	Ziggo Finance BV, Sr. Unsecd. Note, 144A, 5.875%, 1/15/2025	584,820
1,625,000	Ziggo Finance BV, Sr. Unsecd. Note, 144A, 6.000%, 1/15/2027	1,543,750
	TOTAL	65,880,716
	Chemicals—1.9%
1,000,000	Alpha 2 BV, Sr. Unsecd. Note, 144A, 8.750%, 6/1/2023	962,500
2,750,000	Alpha 3 BV, Sr. Unsecd. Note, 144A, 6.250%, 2/1/2025	2,646,875
2,450,000	Compass Minerals International, Inc., 144A, 4.875%, 7/15/2024	2,290,750
1,275,000	Element Solutions, Inc., Sr. Unsecd. Note, 144A, 5.875%, 12/1/2025	1,296,522
3,400,000	Hexion U.S. Finance Corp., 6.625%, 4/15/2020	2,907,000
2,225,000	Koppers, Inc., Sr. Unsecd. Note, 144A, 6.000%, 2/15/2025	1,958,000
350,000	PQ Corp., Sr. Unsecd. Note, 144A, 5.750%, 12/15/2025	340,596
2,500,000	Starfruit Finco BV, Sr. Unsecd. Note, 144A, 8.000%, 10/1/2026	2,500,000
	TOTAL	14,902,243
	Construction Machinery—0.6%
2,200,000	United Rentals North America, Inc., Sr. Unsecd. Note, 4.875%, 1/15/2028	2,106,060
425,000	United Rentals North America, Inc., Sr. Unsecd. Note, 6.500%, 12/15/2026	444,656
875,000	United Rentals, Inc., Sr. Unsecd. Note, 5.500%, 7/15/2025	896,875
750,000	United Rentals, Inc., Sr. Unsecd. Note, 5.500%, 5/15/2027	751,875
325,000	United Rentals, Inc., Sr. Unsecd. Note, 5.875%, 9/15/2026	333,938
	TOTAL	4,533,404
	Consumer Cyclical Services—0.3%
2,625,000	GW Honos Security Corp., Sr. Unsecd. Note, 144A, 8.750%, 5/15/2025	2,526,563
	Consumer Products—1.1%
350,000	Energizer Holdings, Inc., Sec. Fac. Bond, 144A, 6.375%, 7/15/2026	354,375
400,000	Energizer Holdings, Inc., Sr. Unsecd. Note, 144A, 5.500%, 6/15/2025	392,000
1,375,000	Energizer Holdings, Inc., Sr. Unsecd. Note, 144A, 7.750%, 1/15/2027	1,469,531
575,000	First Quality Finance Co., Inc., Sr. Unsecd. Note, 144A, 5.000%, 7/1/2025	563,500
4,300,000	Prestige Brands Holdings, Inc., 144A, 5.375%, 12/15/2021	4,329,584
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Consumer Products—continued
$1,600,000	Prestige Brands, Inc., Sr. Unsecd. Note, 144A, 6.375%, 3/1/2024	$1,616,000
	TOTAL	8,724,990
	Diversified Manufacturing—1.1%
475,000	CFX Escrow Corp., Sr. Unsecd. Note, 144A, 6.000%, 2/15/2024	492,219
425,000	CFX Escrow Corp., Sr. Unsecd. Note, 144A, 6.375%, 2/15/2026	444,125
2,515,000	Gates Global LLC, 144A, 6.000%, 7/15/2022	2,534,265
2,000,000	Titan Acquisition Ltd., Sr. Unsecd. Note, 144A, 7.750%, 4/15/2026	1,755,000
1,600,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 12/15/2021	1,622,000
1,675,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 6/15/2024	1,685,468
	TOTAL	8,533,077
	Environmental—0.4%
2,725,000	Tervita Escrow Corp., 144A, 7.625%, 12/1/2021	2,731,813
	Finance Companies—2.7%
3,625,000	Navient Corp., Sr. Unsecd. Note, 5.875%, 10/25/2024	3,507,187
300,000	Navient Corp., Sr. Unsecd. Note, 6.750%, 6/25/2025	294,375
550,000	Navient Corp., Sr. Unsecd. Note, 6.750%, 6/15/2026	529,375
1,925,000	Navient Corp., Sr. Unsecd. Note, 7.250%, 9/25/2023	1,992,375
650,000	Navient Corp., Sr. Unsecd. Note, Series MTN, 6.125%, 3/25/2024	637,000
625,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, 144A, 4.500%, 3/15/2023	621,875
750,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, 144A, 5.250%, 8/15/2022	769,658
6,750,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, 144A, 5.500%, 2/15/2024	6,994,687
4,750,000	Quicken Loans, Inc., 144A, 5.750%, 5/1/2025	4,712,000
725,000	Quicken Loans, Inc., Sr. Unsecd. Note, 144A, 5.250%, 1/15/2028	663,375
	TOTAL	20,721,907
	Food & Beverage—2.2%
3,375,000	Anna Merger Subsidiary, Inc., 144A, 7.750%, 10/1/2022	607,500
325,000	Aramark Services, Inc., Sr. Unsecd. Note, 144A, 5.000%, 4/1/2025	331,500
1,600,000	Aramark Services, Inc., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2028	1,584,000
1,800,000	Aramark Services, Inc., Sr. Unsecd. Note, 5.125%, 1/15/2024	1,842,750
2,900,000	B&G Foods, Inc., Sr. Unsecd. Note, 5.250%, 4/1/2025	2,785,566
3,175,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.000%, 8/15/2026	3,067,844
950,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.500%, 3/1/2025	955,937
1,000,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.625%, 1/15/2028	970,000
2,125,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.750%, 3/1/2027	2,106,406
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Food & Beverage—continued
$2,725,000	U.S. Foodservice, Inc., Sr. Unsecd. Note, 144A, 5.875%, 6/15/2024	$2,790,482
	TOTAL	17,041,985
	Gaming—3.1%
850,000	Boyd Gaming Corp., Sr. Unsecd. Note, 6.375%, 4/1/2026	889,313
1,800,000	Boyd Gaming Corp., Sr. Unsecd. Note, 6.875%, 5/15/2023	1,887,750
4,425,000	CRC Escrow Issuer LLC, Sr. Unsecd. Note, 144A, 5.250%, 10/15/2025	4,209,281
300,000	Delta Merger Sub, Inc., Sr. Unsecd. Note, 144A, 6.000%, 9/15/2026	306,750
1,200,000	Eldorado Resorts, Inc., Sr. Unsecd. Note, 6.000%, 4/1/2025	1,225,500
950,000	MGM Growth Properties LLC, Sr. Unsecd. Note, 5.625%, 5/1/2024	974,938
275,000	MGM Resorts International, 6.000%, 3/15/2023	288,406
1,400,000	MGM Resorts International, Sr. Unsecd. Note, 4.625%, 9/1/2026	1,337,000
2,175,000	MGM Resorts International, Sr. Unsecd. Note, 5.750%, 6/15/2025	2,229,375
2,225,000	Mohegan Tribal Gaming Authority, Sr. Unsecd. Note, 144A, 7.875%, 10/15/2024	2,191,625
2,725,000	Rivers Pittsburgh LP, 144A, 6.125%, 8/15/2021	2,748,844
1,550,000	Star Group Holdings BV, Sr. Unsecd. Note, 144A, 7.000%, 7/15/2026	1,590,005
2,050,000	Station Casinos, Inc., Sr. Unsecd. Note, 144A, 5.000%, 10/1/2025	1,996,187
1,750,000	Sugarhouse HSP Gaming Finance Corp., Sec. Fac. Bond, 144A, 5.875%, 5/15/2025	1,732,500
	TOTAL	23,607,474
	Health Care—11.0%
300,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 5.625%, 2/15/2023	299,250
3,625,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 6.500%, 3/1/2024	3,625,000
4,000,000	Air Medical Group Holdings, Inc., Sr. Unsecd. Note, 144A, 6.375%, 5/15/2023	3,420,000
1,075,000	Avantor, Inc., 144A, 6.000%, 10/1/2024	1,099,187
2,850,000	Avantor, Inc., Sr. Unsecd. Note, 144A, 9.000%, 10/1/2025	3,063,750
2,025,000	CHS/Community Health Systems, Inc., 6.250%, 3/31/2023	1,956,656
850,000	CHS/Community Health Systems, Inc., 144A, 8.000%, 3/15/2026	838,806
225,000	CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 8.625%, 1/15/2024	231,750
2,175,000	CHS/Community Health Systems, Inc., Sr. Unsecd. Note, 6.875%, 2/1/2022	1,435,500
725,000	Charles River Laboratories International, Inc., Sr. Unsecd. Note, 144A, 5.500%, 4/1/2026	755,813
2,550,000	Enterprise Merger Sub, Inc., Sr. Unsecd. Note, 144A, 8.750%, 10/15/2026	2,307,750
3,475,000	HCA, Inc., 5.000%, 3/15/2024	3,639,351
1,225,000	HCA, Inc., 5.875%, 5/1/2023	1,298,500
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Health Care—continued
$3,100,000	HCA, Inc., 5.875%, 2/15/2026	$3,282,125
650,000	HCA, Inc., Bond, 5.875%, 3/15/2022	692,083
2,775,000	HCA, Inc., Sr. Unsecd. Note, 5.375%, 2/1/2025	2,885,140
1,475,000	HCA, Inc., Sr. Unsecd. Note, 5.625%, 9/1/2028	1,528,469
1,275,000	HCA, Inc., Sr. Unsecd. Note, 5.875%, 2/1/2029	1,338,750
1,500,000	IMS Health, Inc., Sr. Unsecd. Note, 144A, 5.000%, 10/15/2026	1,531,875
2,575,000	LifePoint Health, Inc., Sr. Unsecd. Note, 144A, 9.750%, 12/1/2026	2,649,031
1,900,000	MEDNAX, Inc., Sr. Unsecd. Note, 144A, 6.250%, 1/15/2027	1,915,295
5,100,000	MPH Acquisition Holdings LLC, 144A, 7.125%, 6/1/2024	5,093,625
7,825,000	Ortho-Clinical Diagnostics, Inc., 144A, 6.625%, 5/15/2022	7,570,687
2,250,000	Polaris Intermediate Corp., Sr. Unsecd. Note, 144A, 8.500%, 12/1/2022	2,229,660
4,325,000	SteriGenics—Nordion Holdings LLC, Sr. Unsecd. Note, 144A, 6.500%, 5/15/2023	4,368,250
3,175,000	SteriGenics Nordion Topc, Sr. Unsecd. Note, 144A, 8.125%, 11/1/2021	3,135,312
3,175,000	Surgery Center Holdings, Inc., Sr. Unsecd. Note, 144A, 6.750%, 7/1/2025	2,905,125
6,200,000	Team Health Holdings, Inc., Sr. Unsecd. Note, 144A, 6.375%, 2/1/2025	4,952,250
550,000	Teleflex, Inc., Sr. Unsecd. Note, 4.625%, 11/15/2027	547,976
450,000	Teleflex, Inc., Sr. Unsecd. Note, 4.875%, 6/1/2026	458,438
2,325,000	Tenet Healthcare Corp., 144A, 5.125%, 5/1/2025	2,310,469
975,000	Tenet Healthcare Corp., Sr. Secd. Note, 144A, 4.625%, 7/15/2024	972,563
425,000	Tenet Healthcare Corp., Sr. Unsecd. Note, 144A, 7.000%, 8/1/2025	427,656
3,275,000	Tenet Healthcare Corp., Sr. Unsecd. Note, 6.750%, 6/15/2023	3,369,156
3,100,000	Vizient, Inc., Sr. Unsecd. Note, 144A, 10.375%, 3/1/2024	3,359,625
3,325,000	West Street Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.375%, 9/1/2025	3,117,187
	TOTAL	84,612,060
	Health Insurance—0.3%
1,400,000	Centene Corp., Sr. Unsecd. Note, 144A, 5.375%, 6/1/2026	1,456,000
700,000	WellCare Health Plans, Inc., Sr. Unsecd. Note, 144A, 5.375%, 8/15/2026	721,875
	TOTAL	2,177,875
	Independent Energy—5.2%
575,000	Antero Resources Corp., Sr. Unsecd. Note, 5.625%, 6/1/2023	578,594
750,000	Ascent Resources Utica Holdings LLC/ ARU Finance Corp., Sr. Unsecd. Note, 144A, 7.000%, 11/1/2026	727,500
850,000	Berry Petroleum Co., Sr. Unsecd. Note, 144A, 7.000%, 2/15/2026	852,125
1,979,000	Callon Petroleum Corp., Sr. Unsecd. Note, 6.125%, 10/1/2024	2,003,737
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Independent Energy—continued
$550,000	Callon Petroleum Corp., Sr. Unsecd. Note, Series WI, 6.375%, 7/1/2026	$552,750
1,900,000	Carrizo Oil & Gas, Inc., 6.250%, 4/15/2023	1,883,375
175,000	Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 8.250%, 7/15/2025	183,313
1,725,000	Chesapeake Energy Corp., Sr. Unsecd. Note, 7.000%, 10/1/2024	1,712,062
375,000	Chesapeake Energy Corp., Sr. Unsecd. Note, Series WI, 8.000%, 1/15/2025	382,969
2,225,000	Chesapeake Energy Corp., Sr. Unsecd. Note, Series WI, 8.000%, 6/15/2027	2,214,654
3,100,000	Crownrock LP/ Crownrock F, 144A, 5.625%, 10/15/2025	3,014,750
1,875,000	EP Energy LLC / Everest Acquisition Finance, Inc., Sec. Fac. Bond, 144A, 8.000%, 11/29/2024	1,331,250
300,000	Endeavor Energy Resources LP, Sr. Unsecd. Note, 144A, 5.500%, 1/30/2026	315,375
775,000	Endeavor Energy Resources LP, Sr. Unsecd. Note, 144A, 5.750%, 1/30/2028	829,250
650,000	Gulfport Energy Corp., Sr. Unsecd. Note, 6.000%, 10/15/2024	591,500
1,150,000	Gulfport Energy Corp., Sr. Unsecd. Note, 6.375%, 5/15/2025	1,033,562
475,000	Gulfport Energy Corp., Sr. Unsecd. Note, Series WI, 6.375%, 1/15/2026	418,000
875,000	Jagged Peak Energy, Inc., Sr. Unsecd. Note, 144A, 5.875%, 5/1/2026	888,125
550,000	Laredo Petroleum, 5.625%, 1/15/2022	523,749
450,000	Laredo Petroleum, Sr. Unsecd. Note, 6.250%, 3/15/2023	421,875
1,396,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	1,397,745
1,125,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	1,120,781
225,000	Oasis Petroleum, Inc., Sr. Unsecd. Note, 144A, 6.250%, 5/1/2026	214,875
975,000	PDC Energy, Inc., Sr. Unsecd. Note, 6.125%, 9/15/2024	967,687
1,100,000	PDC Energy, Inc., Sr. Unsecd. Note, Series WI, 5.750%, 5/15/2026	1,065,625
600,000	Parsley Energy LLC / Parsley Finance Corp., Sr. Unsecd. Note, 144A, 5.250%, 8/15/2025	596,820
575,000	Parsley Energy LLC / Parsley Finance Corp., Sr. Unsecd. Note, 144A, 5.375%, 1/15/2025	579,313
1,375,000	Parsley Energy LLC / Parsley Finance Corp., Sr. Unsecd. Note, 144A, 5.625%, 10/15/2027	1,368,125
700,000	QEP Resources, Inc., Sr. Unsecd. Note, 5.250%, 5/1/2023	677,250
1,000,000	QEP Resources, Inc., Sr. Unsecd. Note, 5.625%, 3/1/2026	942,500
1,842,000	Range Resources Corp., Sr. Unsecd. Note, 4.875%, 5/15/2025	1,696,367
475,000	Range Resources Corp., Sr. Unsecd. Note, 5.000%, 3/15/2023	460,750
875,000	SM Energy Co., Sr. Unsecd. Note, 5.000%, 1/15/2024	827,969
75,000	SM Energy Co., Sr. Unsecd. Note, 5.625%, 6/1/2025	70,500
150,000	SM Energy Co., Sr. Unsecd. Note, 6.625%, 1/15/2027	143,625
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Independent Energy—continued
$1,200,000	SM Energy Co., Sr. Unsecd. Note, 6.750%, 9/15/2026	$1,155,000
2,125,000	SRC Energy, Inc., Sr. Unsecd. Note, Series WI, 6.250%, 12/1/2025	1,944,375
1,350,000	Southwestern Energy Co., Sr. Unsecd. Note, 7.750%, 10/1/2027	1,409,062
450,000	Ultra Resources, Inc., Sr. Unsecd. Note, 144A, 6.875%, 4/15/2022	162,000
1,600,000	Ultra Resources, Inc., Sr. Unsecd. Note, 144A, 7.125%, 4/15/2025	400,000
1,650,000	Whiting Petroleum Corp., Sr. Unsecd. Note, 6.250%, 4/1/2023	1,666,500
1,000,000	Whiting Petroleum Corp., Sr. Unsecd. Note, Series WI, 6.625%, 1/15/2026	985,000
	TOTAL	40,310,384
	Industrial - Other—0.5%
500,000	Anixter, Inc., Sr. Unsecd. Note, 144A, 6.000%, 12/1/2025	518,750
2,725,000	Hillman Group, Inc., Unsecd. Note, 144A, 6.375%, 7/15/2022	2,357,125
650,000	Resideo Funding, Inc., Sr. Unsecd. Note, 144A, 6.125%, 11/1/2026	667,875
275,000	Stevens Holding Company, Inc., Sr. Unsecd. Note, 144A, 6.125%, 10/1/2026	281,875
	TOTAL	3,825,625
	Insurance - P&C—3.2%
725,000	Acrisure LLC, Sec. Fac. Bond, 144A, 8.125%, 2/15/2024	744,031
2,875,000	Acrisure LLC, Sr. Unsecd. Note, 144A, 7.000%, 11/15/2025	2,553,230
2,225,000	AmWINS Group, Inc., Sr. Unsecd. Note, 144A, 7.750%, 7/1/2026	2,291,750
450,000	Ardonagh Midco Three PLC, 144A, 8.625%, 7/15/2023	394,875
3,075,000	AssuredPartners, Inc., Sr. Unsecd. Note, 144A, 7.000%, 8/15/2025	2,936,625
6,675,000	Hub International Ltd., Sr. Unsecd. Note, 144A, 7.000%, 5/1/2026	6,558,187
2,325,000	Kirs Midco 3 PLC, Sec. Fac. Bond, 144A, 8.625%, 7/15/2023	2,057,625
3,725,000	NFP Corp., Sr. Unsecd. Note, 144A, 6.875%, 7/15/2025	3,566,688
3,250,000	USIS Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.875%, 5/1/2025	3,168,750
	TOTAL	24,271,761
	Leisure—0.6%
3,550,000	Six Flags Entertainment Corp., Sr. Unsecd. Note, 144A, 5.500%, 4/15/2027	3,496,750
1,050,000	Voc Escrow Ltd., 144A, 5.000%, 2/15/2028	1,026,375
	TOTAL	4,523,125
	Lodging—0.4%
1,875,000	Hilton Domestic Operations, Sr. Unsecd. Note, 144A, 5.125%, 5/1/2026	1,888,519
1,050,000	Wyndham Hotels & Resorts, Inc., Sr. Unsecd. Note, 144A, 5.375%, 4/15/2026	1,067,482
	TOTAL	2,956,001
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Media Entertainment—4.3%
$800,000		AMC Networks, Inc., Sr. Unsecd. Note, 4.750%, 8/1/2025	$780,000
2,575,000		AMC Networks, Inc., Sr. Unsecd. Note, 5.000%, 4/1/2024	2,561,327
1,925,000		CBS Radio, Inc., Sr. Unsecd. Note, 144A, 7.250%, 11/1/2024	1,917,781
2,450,000	[1,2]	Clear Channel Communications, Inc., Company Guarantee, 9.000%, 3/1/2021	1,715,000
300,000		Clear Channel Worldwide, Series A, 6.500%, 11/15/2022	307,875
2,150,000		Clear Channel Worldwide, Series B, 6.500%, 11/15/2022	2,209,125
775,000		EMI Music Publishing Group North America Holdings, Inc., 144A, 7.625%, 6/15/2024	823,438
1,500,000		Gannett Co., Inc., 6.375%, 10/15/2023	1,552,500
1,400,000		Gray Television, Inc., Sr. Unsecd. Note, 144A, 5.125%, 10/15/2024	1,398,250
2,100,000		Gray Television, Inc., Sr. Unsecd. Note, 144A, 5.875%, 7/15/2026	2,126,250
825,000		Lin Television Corp., Sr. Unsecd. Note, 5.875%, 11/15/2022	845,625
1,625,000		Match Group, Inc., Sr. Unsecd. Note, 144A, 5.000%, 12/15/2027	1,615,299
950,000		Nexstar Broadcasting, Inc., Sr. Unsecd. Note, 144A, 6.125%, 2/15/2022	966,625
3,150,000		Nexstar Escrow Corp., Sr. Unsecd. Note, 144A, 5.625%, 8/1/2024	3,134,250
2,025,000		Nielsen Finance LLC/Nielsen Finance Co., 144A, 5.000%, 4/15/2022	2,030,062
600,000		Nielsen Finance LLC/Nielsen Finance Co., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2025	595,500
1,775,000		Sinclair Television Group, 144A, 5.625%, 8/1/2024	1,797,187
825,000		Sinclair Television Group, Sr. Unsecd. Note, 144A, 5.125%, 2/15/2027	775,500
1,300,000		Sinclair Television Group, Sr. Unsecd. Note, 144A, 5.875%, 3/15/2026	1,285,375
2,650,000		Tribune Media Co., Sr. Unsecd. Note, 5.875%, 7/15/2022	2,709,625
1,625,000		Urban One, Inc., 144A, 7.375%, 4/15/2022	1,564,063
		TOTAL	32,710,657
		Metals & Mining—1.5%
2,275,000		Coeur Mining, Inc., Sr. Unsecd. Note, 5.875%, 6/1/2024	2,203,906
2,900,000		Freeport-McMoRan, Inc., Sr. Unsecd. Note, 3.875%, 3/15/2023	2,865,142
2,725,000		Freeport-McMoRan, Inc., Sr. Unsecd. Note, 5.400%, 11/14/2034	2,500,187
800,000		HudBay Minerals, Inc., Sr. Unsecd. Note, 144A, 7.250%, 1/15/2023	828,000
1,250,000		HudBay Minerals, Inc., Sr. Unsecd. Note, 144A, 7.625%, 1/15/2025	1,301,563
600,000		Teck Resources Ltd., Sr. Unsecd. Note, 6.000%, 8/15/2040	619,476
1,475,000		Teck Resources Ltd., Sr. Unsecd. Note, 6.125%, 10/1/2035	1,561,229
		TOTAL	11,879,503
		Midstream—5.5%
275,000		AmeriGas Partners LP, Sr. Unsecd. Note, 5.625%, 5/20/2024	279,125
1,275,000		AmeriGas Partners LP, Sr. Unsecd. Note, 5.750%, 5/20/2027	1,255,875
2,350,000		AmeriGas Partners LP, Sr. Unsecd. Note, 5.875%, 8/20/2026	2,366,920
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Midstream—continued
$925,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 144A, 5.750%, 3/1/2027	$934,250
2,050,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 5.375%, 9/15/2024	2,060,250
675,000	Atlas Pipeline Partners LP, 5.875%, 8/1/2023	674,150
2,200,000	CNX Midstream Partners LP / CNX Midstream Finance Corp, Sr. Unsecd. Note, 144A, 6.500%, 3/15/2026	2,172,500
500,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027	511,250
1,900,000	Cheniere Corpus Christi Holdings LLC, Sr. Secd. Note, 5.875%, 3/31/2025	2,028,269
675,000	Cheniere Corpus Christi Holdings LLC, Sr. Secd. Note, 7.000%, 6/30/2024	749,250
3,125,000	Cheniere Energy Partners, LP, Series WI, 5.250%, 10/1/2025	3,175,781
250,000	Cheniere Energy Partners, LP, Sr. Unsecd. Note, 144A, 5.625%, 10/1/2026	255,313
1,800,000	Ferrellgas LP / Ferrellgas Finance Corp., Sr. Unsecd. Note, 6.750%, 6/15/2023	1,620,000
1,950,000	Ferrellgas, L.P., Sr. Unsecd. Note, 6.500%, 5/1/2021	1,755,000
875,000	Ferrellgas, L.P., Sr. Unsecd. Note, 6.750%, 1/15/2022	786,406
3,125,000	Holly Energy Partners LP, 144A, 6.000%, 8/1/2024	3,218,750
2,750,000	NuStar Logistics LP, Sr. Unsecd. Note, 5.625%, 4/28/2027	2,767,187
1,875,000	Suburban Propane Partners LP, 5.500%, 6/1/2024	1,860,937
925,000	Suburban Propane Partners LP, Sr. Unsecd. Note, 5.750%, 3/1/2025	899,562
900,000	Suburban Propane Partners LP, Sr. Unsecd. Note, 5.875%, 3/1/2027	852,750
3,175,000	Summit Midstream Holdings LLC, 5.500%, 8/15/2022	3,181,985
1,875,000	Summit Midstream Holdings LLC, Sr. Unsecd. Note, 5.750%, 4/15/2025	1,800,000
175,000	Sunoco LP/Finance Corp., Sr. Unsecd. Note, Series WI, 4.875%, 1/15/2023	177,625
1,125,000	Sunoco LP/Finance Corp., Sr. Unsecd. Note, Series WI, 5.875%, 3/15/2028	1,110,937
450,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 5.000%, 1/15/2028	438,188
1,000,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 5.125%, 2/1/2025	1,010,000
1,500,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 5.375%, 2/1/2027	1,515,015
1,575,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 5.875%, 4/15/2026	1,645,875
175,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 6.500%, 7/15/2027	185,500
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Midstream—continued
$250,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.250%, 5/1/2023	$254,060
317,000	Tesoro Logistics LP, Sr. Unsecd. Note, 6.250%, 10/15/2022	325,718
325,000	TransMontaigne Partners LP/TLP Finance Corp., Sr. Unsecd. Note, 6.125%, 2/15/2026	301,438
	TOTAL	42,169,866
	Oil Field Services—1.8%
325,000	Apergy Corp., Sr. Unsecd. Note, Series WI, 6.375%, 5/1/2026	325,813
775,000	Precision Drilling Corp., Sr. Unsecd. Note, 144A, 7.125%, 1/15/2026	765,312
300,000	Precision Drilling Corp., Sr. Unsecd. Note, 5.250%, 11/15/2024	274,500
205,620	Precision Drilling Corp., Sr. Unsecd. Note, 6.500%, 12/15/2021	207,676
1,250,000	Precision Drilling Corp., Sr. Unsecd. Note, 7.750%, 12/15/2023	1,271,875
1,175,000	Sesi LLC, 7.125%, 12/15/2021	1,092,750
3,150,000	Sesi LLC, Sr. Unsecd. Note, Series WI, 7.750%, 9/15/2024	2,693,250
1,850,000	Shelf Drilling Holdings Ltd., Sr. Unsecd. Note, 144A, 8.250%, 2/15/2025	1,773,687
1,325,000	USA Compression Partners LP, Sr. Unsecd. Note, 144A, 6.875%, 9/1/2027	1,353,156
2,000,000	USA Compression Partners LP, Sr. Unsecd. Note, Series WI, 6.875%, 4/1/2026	2,045,000
1,325,000	Weatherford International Ltd., 7.000%, 3/15/2038	795,000
1,250,000	Weatherford International Ltd., Sr. Unsecd. Note, 8.250%, 6/15/2023	896,875
	TOTAL	13,494,894
	Packaging—5.1%
2,450,000	ARD Finance SA, Sec. Fac. Bond, 7.125%, 9/15/2023	2,468,375
1,925,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, 144A, 6.000%, 2/15/2025	1,905,750
3,375,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, 144A, 7.250%, 5/15/2024	3,531,094
1,250,000	Berry Plastics Corp., 5.125%, 7/15/2023	1,256,250
1,450,000	Berry Plastics Corp., 5.500%, 5/15/2022	1,473,562
1,775,000	Bway Holding Co., Sec. Fac. Bond, 144A, 5.500%, 4/15/2024	1,756,682
6,050,000	Bway Holding Co., Sr. Unsecd. Note, 144A, 7.250%, 4/15/2025	5,762,625
1,450,000	Crown Americas LLC / Crown Americas Capital Corp VI, Sr. Unsecd. Note, 4.750%, 2/1/2026	1,460,614
5,975,000	Flex Acquisition Co., Inc., Sr. Unsecd. Note, 144A, 6.875%, 1/15/2025	5,676,250
1,775,000	Flex Acquisition Co., Inc., Sr. Unsecd. Note, 144A, 7.875%, 7/15/2026	1,704,000
750,000	Greif, Inc., Sr. Unsecd. Note, 144A, 6.500%, 3/1/2027	765,938
3,125,000	Multi-Color Corp., 144A, 6.125%, 12/1/2022	3,218,750
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Packaging—continued
$850,000	Owens-Brockway Glass Container, Inc., 144A, 5.375%, 1/15/2025	$870,145
3,075,000	Reynolds Group Issuer, Inc. / LLC / LU, 144A, 7.000%, 7/15/2024	3,154,504
1,647,483	Reynolds Group Issuer, Inc. / LLC / LU, 5.750%, 10/15/2020	1,652,837
125,000	Reynolds Group, Sr. Unsecd. Note, 7.950%, 12/15/2025	122,344
2,250,000	Trident Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.625%, 11/1/2025	2,131,875
	TOTAL	38,911,595
	Paper—0.3%
2,575,000	Clearwater Paper Corp., Sr. Unsecd. Note, 144A, 5.375%, 2/1/2025	2,439,813
	Pharmaceuticals—4.5%
875,000	Bausch Health Cos, Inc., Sec. Fac. Bond, 144A, 5.500%, 11/1/2025	885,938
700,000	Bausch Health Cos, Inc., Sec. Fac. Bond, 144A, 5.750%, 8/15/2027	707,875
575,000	Bausch Health Cos, Inc., Sr. Secd. Note, 144A, 7.000%, 3/15/2024	607,344
1,250,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.500%, 3/1/2023	1,248,437
4,100,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.875%, 5/15/2023	4,094,875
5,125,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 6.125%, 4/15/2025	4,945,625
3,075,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 8.500%, 1/31/2027	3,192,234
975,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 9.000%, 12/15/2025	1,049,042
200,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 9.250%, 4/1/2026	216,000
1,950,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc., Sr. Unsecd. Note, 144A, 6.000%, 7/15/2023	1,625,812
350,000	Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, 144A, 5.375%, 1/15/2023	292,250
3,350,000	Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, 144A, 6.000%, 2/1/2025	2,596,250
7,375,000	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Sr. Unsecd. Note, 144A, 6.375%, 8/1/2023	7,448,750
3,350,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 5.500%, 4/15/2025	2,747,000
3,475,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 5.625%, 10/15/2023	3,058,000
	TOTAL	34,715,432
	Refining—0.5%
3,775,000	CVR Refining LLC/Coffeyville Finance, Inc., 6.500%, 11/1/2022	3,869,375
	Restaurants—0.9%
4,625,000	1011778 BC Unltd. Liability Co./New Red Finance, Inc., 144A, 5.000%, 10/15/2025	4,496,656
375,000	Performance Food Group, Inc., 144A, 5.500%, 6/1/2024	377,344
750,000	Yum! Brands, Inc., Sr. Unsecd. Note, 144A, 5.000%, 6/1/2024	761,460
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Restaurants—continued
$1,325,000	Yum! Brands, Inc., Sr. Unsecd. Note, 144A, 5.250%, 6/1/2026	$1,353,845
	TOTAL	6,989,305
	Retailers—1.1%
1,500,000	Argos Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 7.125%, 3/15/2023	1,023,750
1,350,000	Michaels Stores, Inc., 144A, 5.875%, 12/15/2020	1,356,750
2,850,000	Party City Holdings, Inc., Sr. Unsecd. Note, 144A, 6.125%, 8/15/2023	2,896,312
750,000	Party City Holdings, Inc., Sr. Unsecd. Note, 144A, 6.625%, 8/1/2026	740,625
1,550,000	Rite Aid Corp., Sr. Unsecd. Note, 144A, 6.125%, 4/1/2023	1,329,962
1,050,000	Sally Hldgs. LLC/Sally Capital, Inc., 5.625%, 12/1/2025	1,032,938
200,000	William Carter Co./The, 144A, 5.625%, 3/15/2027	200,000
	TOTAL	8,580,337
	Supermarkets—0.8%
800,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 144A, 7.500%, 3/15/2026	828,000
3,500,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 5.750%, 3/15/2025	3,351,250
2,100,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 6.625%, 6/15/2024	2,110,500
	TOTAL	6,289,750
	Technology—6.8%
3,250,000	Banff Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 9.750%, 9/1/2026	3,156,562
2,675,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Unsecd. Note, 144A, 7.125%, 6/15/2024	2,838,680
1,425,000	Ensemble S Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 9.000%, 9/30/2023	1,478,438
625,000	Financial & Risk US Holdings, Inc., 144A, 6.250%, 5/15/2026	632,813
2,700,000	Financial & Risk US Holdings, Inc., Sr. Unsecd. Note, 144A, 8.250%, 11/15/2026	2,648,531
6,475,000	First Data Corp., 144A, 5.750%, 1/15/2024	6,707,064
3,525,000	Inception Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 8.625%, 11/15/2024	3,093,187
2,275,000	Infor Software Parent, Inc., 144A, 7.125%, 5/1/2021	2,292,631
4,425,000	Infor US, Inc., 6.500%, 5/15/2022	4,529,076
3,225,000	Italics Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 7.125%, 7/15/2023	3,281,824
3,550,000	JDA Escrow LLC / JDA Bond Finance, Inc., 144A, 7.375%, 10/15/2024	3,647,625
975,000	NCR Corp., 6.375%, 12/15/2023	991,546
1,525,000	Nuance Communications, Inc., Sr. Unsecd. Note, 6.000%, 7/1/2024	1,580,281
2,025,000	Riverbed Technology, Inc., Sr. Unsecd. Note, 144A, 8.875%, 3/1/2023	1,422,279
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Technology—continued
$600,000	Sensata Technologies UK Financing Co. PLC, Sr. Unsecd. Note, 144A, 6.250%, 2/15/2026	$635,250
625,000	Solera LLC/Solera Finance, Inc., 144A, 10.500%, 3/1/2024	680,469
875,000	Star Merger Sub, Inc., 144A, 6.875%, 8/15/2026	879,668
2,900,000	Star Merger Sub, Inc., Sr. Unsecd. Note, 144A, 10.250%, 2/15/2027	2,994,250
2,000,000	TTM Technologies, Inc., Sr. Unsecd. Note, 144A, 5.625%, 10/1/2025	1,900,000
5,450,000	Tempo Acquisition LLC, Sr. Unsecd. Note, 144A, 6.750%, 6/1/2025	5,531,750
400,000	Vantiv LLC, Sr. Unsecd. Note, 144A, 4.375%, 11/15/2025	387,500
1,250,000	Western Digital Corp., Sr. Unsecd. Note, 4.750%, 2/15/2026	1,184,375
	TOTAL	52,493,799
	Utility - Electric—2.4%
700,000	Calpine Corp., 144A, 5.250%, 6/1/2026	687,750
2,675,000	Calpine Corp., 5.750%, 1/15/2025	2,564,656
200,000	Calpine Corp., Bond, 144A, 6.000%, 1/15/2022	203,500
3,475,000	Enviva Partners LP/Enviva Partners Finance Corp., Sr. Unsecd. Note, 8.500%, 11/1/2021	3,627,031
1,800,000	NRG Energy, Inc., 6.250%, 5/1/2024	1,864,890
1,350,000	NRG Energy, Inc., Sr. Unsecd. Note, 6.625%, 1/15/2027	1,442,813
1,400,000	NRG Energy, Inc., Sr. Unsecd. Note, 7.250%, 5/15/2026	1,522,500
475,000	NRG Energy, Inc., Sr. Unsecd. Note, Series WI, 5.750%, 1/15/2028	489,250
200,000	TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 4.250%, 1/31/2023	199,142
1,950,000	TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 5.000%, 1/31/2028	1,859,812
1,350,000	TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 6.625%, 6/15/2025	1,422,563
875,000	Vistra Operations Co., LLC, Sr. Unsecd. Note, 144A, 5.500%, 9/1/2026	910,000
1,375,000	Vistra Operations Co., LLC, Sr. Unsecd. Note, 144A, 5.625%, 2/15/2027	1,419,688
	TOTAL	18,213,595
	Wireless Communications—3.9%
825,000	Altice France SA, 144A, 8.125%, 2/1/2027	831,188
4,150,000	Altice Luxembourg SA, Sr. Unsecd. Note, 144A, 7.625%, 2/15/2025	3,681,008
300,000	Numericable Group SA, 144A, 6.250%, 5/15/2024	301,125
5,850,000	Numericable-SFR SAS, 144A, 7.375%, 5/1/2026	5,767,339
2,700,000	Sprint Capital Corp., Company Guarantee, 6.875%, 11/15/2028	2,671,313
3,600,000	Sprint Corp., 7.125%, 6/15/2024	3,728,628
2,725,000	Sprint Corp., 7.875%, 9/15/2023	2,919,156
2,125,000	Sprint Corp., Sr. Unsecd. Note, 7.625%, 2/15/2025	2,231,250
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Wireless Communications—continued
$1,125,000		Sprint Corp., Sr. Unsecd. Note, 7.625%, 3/1/2026	$1,170,000
1,575,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 4.500%, 2/1/2026	1,559,250
1,250,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 4.750%, 2/1/2028	1,214,063
925,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.000%, 4/15/2024	963,156
1,825,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.500%, 1/15/2024	1,898,000
1,325,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.500%, 1/15/2026	1,417,750
		TOTAL	30,353,226
		TOTAL CORPORATE BONDS (IDENTIFIED COST $691,170,853)	675,845,448
		COMMON STOCKS—7.7%
		Automotive—0.6%
100,458	[2]	American Axle & Manufacturing Holdings, Inc.	1,617,374
90,615		Goodyear Tire & Rubber Co.	1,792,365
8,250		Lear Corp.	1,254,577
		TOTAL	4,664,316
		Cable Satellite—0.2%
79,860	[2]	Altice USA, Inc.	1,741,747
		Chemicals—0.4%
59,210	[2]	Axalta Coating Systems Ltd.	1,582,683
52,035	[2]	Koppers Holdings, Inc.	1,279,541
		TOTAL	2,862,224
		Consumer Products—0.4%
80,705		Newell Brands, Inc.	1,309,842
45,655	[2]	Prestige Consumer Healthcare, Inc.	1,335,865
		TOTAL	2,645,707
		Food & Beverage—0.4%
53,515		Aramark	1,621,504
58,525		B&G Foods, Inc., Class A	1,440,886
		TOTAL	3,062,390
		Gaming—0.4%
48,775		Gaming and Leisure Properties, Inc.	1,774,434
81,195	[2]	Stars Group, Inc./The	1,349,461
		TOTAL	3,123,895
		Health Care—0.2%
40,405	[2]	MEDNAX, Inc.	1,329,729
		Independent Energy—0.3%
80,835	[2]	Jagged Peak Energy, Inc.	765,508
Annual Shareholder Report

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Independent Energy—continued
48,730	[2]	Parsley Energy, Inc.	$883,962
70,885	[2]	WPX Energy, Inc.	874,721
		TOTAL	2,524,191
		Industrial - Other—0.3%
27,735	[2]	Anixter International, Inc.	1,627,490
53,121	[2]	International Wire Group Holdings, Inc.	996,019
		TOTAL	2,623,509
		Media Entertainment—0.7%
115,890		Emerald Expositions Events, Inc.	1,457,896
167,260		Entercom Communication Corp.	1,030,322
38,080		Sinclair Broadcast Group, Inc.	1,374,688
671,220	[2]	Urban One, Inc.	1,382,713
		TOTAL	5,245,619
		Metals & Mining—0.2%
67,680		Teck Resources Ltd.	1,518,739
		Midstream—0.5%
81,471		Suburban Propane Partners LP	1,768,735
56,385		Sunoco LP	1,690,422
		TOTAL	3,459,157
		Packaging—1.0%
140,865		Ardagh Group SA	1,834,062
36,025	[2]	Crown Holdings, Inc.	1,955,797
39,100		Multi-Color Corp.	1,949,135
91,520		Owens-Illinois, Inc.	1,823,078
		TOTAL	7,562,072
		Paper—0.4%%
154,981		Graphic Packaging Holding Co.	1,887,669
39,134		WestRock Co.	1,462,829
		TOTAL	3,350,498
		Pharmaceuticals—0.1%
17,415	[2]	Mallinckrodt PLC	434,679
		Retailers—0.4%
93,415		Hanesbrands, Inc.	1,736,585
130,452	[2]	Party City Holdco, Inc.	1,358,005
		TOTAL	3,094,590
		Technology—1.0%
16,265		CDW Corp.	1,527,121
Annual Shareholder Report

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Technology—continued
24,710	[2]	Dell Technologies, Inc.	$1,379,312
59,045	[2]	Inovalon Holdings, Inc.	775,851
27,285	[2]	Lumentum Holdings, Inc.	1,357,429
59,616	[2]	NCR Corp.	1,670,441
102,810	[2]	TTM Technologies, Inc.	1,246,057
		TOTAL	7,956,211
		Utility - Electric—0.2%
58,700		Enviva Partners LP/Enviva Partners Finance Corp.	1,763,935
		TOTAL COMMON STOCKS (IDENTIFIED COST $67,724,748)	58,963,208
		INVESTMENT COMPANIES—4.1%
800,525		Federated Bank Loan Core Fund	7,949,219
23,237,882		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.55%[3]	23,244,853
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $31,445,155)	31,194,072
		TOTAL INVESTMENT IN SECURITIES—99.8% (IDENTIFIED COST $790,340,756)[4]	766,002,728
		OTHER ASSETS AND LIABILITIES - NET—0.2%[5]	1,886,216
		TOTAL NET ASSETS—100%	$767,888,944
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended February 28, 2019, were as follows:
	Federated Bank Loan Core Fund	Federated Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Balance of Shares Held 2/28/2018	1,585,749	12,477,115	14,062,864
Purchases/Additions	81,698	222,843,364	222,925,062
Sales/Reductions	(866,922)	(212,082,597)	(212,949,519)
Balance of Shares Held 2/28/2019	800,525	23,237,882	24,038,407
Value	$7,949,219	$23,244,853	$31,194,072
Change in Unrealized Appreciation/Depreciation	$(135,207)	$4,704	$(130,503)
Net Realized Gain/(Loss)	$(280,513)	$(3,381)	$(283,894)
Dividend Income	$817,161	$468,636	$1,285,797
1	Issuer in default.
2	Non-income-producing security.
Annual Shareholder Report

3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $789,219,753.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at February 28, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of February 28, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$55,098,989	$996,019	$—	$56,095,008
International	2,868,200	—	—	2,868,200
Debt Securities:
Corporate Bonds	—	675,845,448[1]	—	675,845,448
Investment Companies[2]	23,244,853	—	—	31,194,072
TOTAL SECURITIES	$81,212,042	$676,841,467	$—	$766,002,728
1	Includes $1,855,875 of a corporate bond transferred from Level 3 to Level 2 because observable market data was obtained for the security. This transfer represents the value of the security at the beginning of the period.
2	As permitted by U.S. generally accepted accounting principles (GAAP), Federated Bank Loan Core Fund valued at $7,949,219 is measured at fair value using the net asset value (NAV) per share practical expedient and has not been categorized in the chart above, but is included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed in Federated Bank Loan Core Fund is the next determined NAV after receipt of a shareholder redemption request.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
MTN	—Medium Term Note
REITs	—Real Estate Investment Trusts
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended February 28 or 29,				Period Ended 2/28/2015[1]
	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$6.80	$6.91	$6.04	$6.88	$6.90
Income From Investment Operations:
Net investment income	0.36	0.33	0.32	0.33	0.28
Net realized and unrealized gain (loss)	(0.15)	(0.11)	0.86	(0.85)	(0.02)
TOTAL FROM INVESTMENT OPERATIONS	0.21	0.22	1.18	(0.52)	0.26
Less Distributions:
Distributions from net investment income	(0.37)	(0.33)	(0.31)	(0.32)	(0.28)
Distributions from net realized gain	(0.05)	—	—	—	—
Return of capital	—	—	—	—	(0.00)[2,3]
TOTAL DISTRIBUTIONS	(0.42)	(0.33)	(0.31)	(0.32)	(0.28)
Redemption Fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Net Asset Value, End of Period	$6.59	$6.80	$6.91	$6.04	$6.88
Total Return[4]	3.23%	3.20%	19.96%	(7.79)%	3.86%
Ratios to Average Net Assets:
Net expenses	0.97%	0.98%	0.98%	0.98%	0.98%[5]
Net investment income	4.91%	4.73%	4.91%	5.11%	5.17%[5]
Expense waiver/reimbursement[6]	0.15%	0.20%	0.14%	0.14%	0.19%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$28,642	$108,607	$132,587	$99,089	$17,781
Portfolio turnover	20%	30%	35%	37%	36%[7]
1	Reflects operations for the period from April 30, 2014 (date of initial investment) to February 28, 2015.
2	Represents a return of capital for federal income tax purposes.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended February 28, 2015.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended February 28 or 29,				Period Ended 2/28/2015[1]
	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$6.80	$6.90	$6.03	$6.87	$6.90
Income From Investment Operations:
Net investment income	0.29	0.28	0.26	0.28	0.24
Net realized and unrealized gain (loss)	(0.13)	(0.10)	0.87	(0.85)	(0.03)
TOTAL FROM INVESTMENT OPERATIONS	0.16	0.18	1.13	(0.57)	0.21
Less Distributions:
Distributions from net investment income	(0.32)	(0.28)	(0.26)	(0.27)	(0.24)
Distributions from net realized gain	(0.05)	—	—	—	—
Return of capital	—	—	—	—	(0.00)[2,3]
TOTAL DISTRIBUTIONS	(0.37)	(0.28)	(0.26)	(0.27)	(0.24)
Redemption Fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Net Asset Value, End of Period	$6.59	$6.80	$6.90	$6.03	$6.87
Total Return[4]	2.46%	2.58%	19.11%	(8.48)%	3.08%
Ratios to Average Net Assets:
Net expenses	1.72%	1.72%	1.71%	1.72%	1.73%[5]
Net investment income	4.30%	3.99%	4.16%	4.26%	4.46%[5]
Expense waiver/reimbursement[6]	0.10%	0.09%	0.14%	0.13%	0.18%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$34,253	$45,466	$45,740	$23,870	$8,758
Portfolio turnover	20%	30%	35%	37%	36%[7]
1	Reflects operations for the period from April 30, 2014 (date of initial investment) to February 28, 2015.
2	Represents a return of capital for federal income tax purposes.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended February 28, 2015.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended February 28 or 29	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$6.78	$6.88	$6.01	$6.85	$6.87
Income From Investment Operations:
Net investment income	0.35	0.34	0.33	0.34	0.34
Net realized and unrealized gain (loss)	(0.14)	(0.09)	0.87	(0.84)	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	0.21	0.25	1.20	(0.50)	0.33
Less Distributions:
Distributions from net investment income	(0.38)	(0.35)	(0.33)	(0.34)	(0.35)
Distributions from net realized gain	(0.05)	—	—	—	—
Return of capital	—	—	—	—	(0.00)[1,2]
TOTAL DISTRIBUTIONS	(0.43)	(0.35)	(0.33)	(0.34)	(0.35)
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$6.56	$6.78	$6.88	$6.01	$6.85
Total Return[3]	3.32%	3.60%	20.33%	(7.60)%	4.95%
Ratios to Average Net Assets:
Net expenses	0.72%	0.72%	0.73%	0.73%	0.74%
Net investment income	5.31%	5.00%	5.16%	5.21%	5.05%
Expense waiver/reimbursement[4]	0.13%	0.10%	0.14%	0.13%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$326,429	$364,521	$259,501	$138,614	$81,313
Portfolio turnover	20%	30%	35%	37%	36%
1	Represents a return of capital for federal income tax purposes.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended February 28 or 29	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$6.78	$6.89	$6.02	$6.86	$6.88
Income From Investment Operations:
Net investment income	0.34	0.33	0.32	0.33	0.32
Net realized and unrealized gain (loss)	(0.13)	(0.11)	0.86	(0.85)	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	0.21	0.22	1.18	(0.52)	0.31
Less Distributions:
Distributions from net investment income	(0.37)	(0.33)	(0.31)	(0.32)	(0.33)
Distributions from net realized gain	(0.05)	—	—	—	—
Return of capital	—	—	—	—	(0.00)[1,2]
TOTAL DISTRIBUTIONS	(0.42)	(0.33)	(0.31)	(0.32)	(0.33)
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$6.57	$6.78	$6.89	$6.02	$6.86
Total Return[3]	3.22%	3.20%	20.02%	(7.82)%	4.68%
Ratios to Average Net Assets:
Net expenses	0.97%	0.97%	0.98%	0.98%	0.98%
Net investment income	5.04%	4.73%	4.92%	4.89%	4.69%
Expense waiver/reimbursement[4]	0.11%	0.11%	0.14%	0.12%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$373,153	$470,870	$628,554	$500,561	$615,300
Portfolio turnover	20%	30%	35%	37%	36%
1	Represents a return of capital for federal income tax purposes.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 2/28/2019	Period Ended 2/28/2018[1]
Net Asset Value, Beginning of Period	$6.78	$6.87
Income From Investment Operations:
Net investment income	0.36	0.30
Net realized and unrealized gain (loss)	(0.13)	(0.10)
TOTAL FROM INVESTMENT OPERATIONS	0.23	0.20
Less Distributions:
Distributions from net investment income	(0.39)	(0.29)
Distributions from net realized gain	(0.05)	—
TOTAL DISTRIBUTIONS	(0.44)	(0.29)
Redemption Fees	0.00[2]	0.00[2]
Net Asset Value, End of Period	$6.57	$6.78
Total Return[3]	3.49%	2.98%
Ratios to Average Net Assets:
Net expenses	0.71%	0.71%[4]
Net investment income	5.41%	5.11%[4]
Expense waiver/reimbursement[5]	0.04%	0.02%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$5,412	$2,175
Portfolio turnover	20%	30%[6]
1	Reflects operations for the period from April 27, 2017 (date of initial investment) to February 28, 2018. Certain ratios included above in Ratios to Average Net Assets and per share amounts may be inflated or deflated as compared to the fee structure for each respective share class as a result of daily systematic allocations being rounded to the nearest penny for fund level income, expense and realized/unrealized gain/loss amounts. Such differences are immaterial.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended February 28, 2018.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
February 28, 2019
Assets:
Investment in securities, at value including $31,194,072 of investment in affiliated holdings (identified cost $790,340,756)		$766,002,728
Cash		831
Income receivable		11,508,874
Income receivable from affiliated holdings		119,181
Receivable for investments sold		99,531
Receivable for shares sold		551,880
TOTAL ASSETS		778,283,025
Liabilities:
Payable for investments purchased	$7,658,897
Payable for shares redeemed	2,329,154
Income distribution payable	70,147
Payable for investment adviser fee (Note 5)	12,097
Payable for administrative fees (Note 5)	1,673
Payable for Directors'/Trustees' fees (Note 5)	685
Payable for distribution services fee (Note 5)	19,572
Payable for other service fees (Notes 2 and 5)	81,580
Accrued expenses (Note 5)	220,276
TOTAL LIABILITIES		10,394,081
Net assets for 116,892,724 shares outstanding		$767,888,944
Net Assets Consist of:
Paid-in capital		$791,176,116
Total distributable earnings (loss)		(23,287,172)
TOTAL NET ASSETS		$767,888,944
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($28,641,993 ÷ 4,348,447 shares outstanding), no par value, unlimited shares authorized	$6.59
Offering price per share (100/95.50 of $6.59)	$6.90
Redemption proceeds per share (98.00/100 of $6.59)	$6.46
Class C Shares:
Net asset value per share ($34,253,354 ÷ 5,201,151 shares outstanding), no par value, unlimited shares authorized	$6.59
Offering price per share	$6.59
Redemption proceeds per share (97.00/100 of $6.59)	$6.39
Institutional Shares:
Net asset value per share ($326,428,515 ÷ 49,727,547 shares outstanding), no par value, unlimited shares authorized	$6.56
Offering price per share	$6.56
Redemption proceeds per share (98.00/100 of $6.56)	$6.43
Service Shares:
Net asset value per share ($373,152,737 ÷ 56,792,115 shares outstanding), no par value, unlimited shares authorized	$6.57
Offering price per share	$6.57
Redemption proceeds per share (98.00/100 of $6.57)	$6.44
Class R6 Shares:
Net asset value per share ($5,412,345 ÷ 823,464 shares outstanding), no par value, unlimited shares authorized	$6.57
Offering price per share	$6.57
Redemption proceeds per share (98.00/100 of $6.57)	$6.44
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended February 28, 2019
Investment Income:
Interest			$49,156,978
Dividends (including $1,285,797 received from affiliated holdings* and net of foreign taxes withheld of $13,737)			2,774,729
TOTAL INCOME			51,931,707
Expenses:
Investment adviser fee (Note 5)		$5,178,717
Administrative fee (Note 5)		693,307
Custodian fees		46,825
Transfer agent fee (Note 2)		944,901
Directors'/Trustees' fees (Note 5)		10,385
Auditing fees		36,020
Legal fees		15,319
Portfolio accounting fees		184,097
Distribution services fee (Note 5)		292,639
Other service fees (Notes 2 and 5)		1,274,037
Share registration costs		115,600
Printing and postage		64,291
Miscellaneous (Note 5)		45,782
TOTAL EXPENSES		8,901,920
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(338,499)
Reimbursement of other operating expenses (Notes 2 and 5)	(722,083)
TOTAL WAIVER AND REIMBURSEMENTS		(1,060,582)
Net expenses			7,841,338
Net investment income			44,090,369
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including net realized loss of $(283,894) on sales of investments in affiliated holdings*)			11,248,891
Net realized gain on foreign currency transactions			456
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $(130,503) of investments in affiliated holdings*)			(30,719,641)
Net realized and unrealized gain (loss) on investments and foreign currency transactions			(19,470,294)
Change in net assets resulting from operations			$24,620,075
*	See Information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended February 28	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$44,090,369	$49,883,330
Net realized gain	11,249,347	17,267,992
Net change in unrealized appreciation/depreciation	(30,719,641)	(33,234,748)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	24,620,075	33,916,574
Distributions to Shareholders (Note 2):
Class A Shares	(2,974,176)	(5,653,690)
Class C Shares	(2,119,622)	(1,902,559)
Institutional Shares	(22,225,698)	(17,005,498)
Service Shares	(26,215,623)	(25,676,217)
Class R6 Shares	(260,761)	(30,838)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(53,795,880)	(50,268,802)
Share Transactions:
Proceeds from sale of shares	222,619,416	359,598,907
Net asset value of shares issued to shareholders in payment of distributions declared	52,271,071	48,875,415
Cost of shares redeemed	(469,544,135)	(467,015,466)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(194,653,648)	(58,541,144)
Redemption Fees	78,632	151,851
Change in net assets	(223,750,821)	(74,741,521)
Net Assets:
Beginning of period	991,639,765	1,066,381,286
End of period	$767,888,944	$991,639,765
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
February 28, 2019
1. ORGANIZATION
Federated High Yield Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of two diversified portfolios. The financial statements included herein are only those of Federated High Yield Trust (the “Fund”), a portfolio with the same name as the Trust. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class C Shares, Institutional Shares, Service Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective April 27, 2017, the Fund began offering Class R6 Shares.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar
Annual Shareholder Report

securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value
Annual Shareholder Report

will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,060,582 is disclosed in various locations in this Note 2 and Note 5. For the year ended February 28, 2019, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$71,440	$(59,787)
Class C Shares	35,554	(25,429)
Institutional Shares	405,201	(324,035)
Service Shares	432,188	(312,832)
Class R6 Shares	518	—
TOTAL	$944,901	$(722,083)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended February 28, 2018, were from net investment income. Undistributed net investment income at February 28, 2018, was $1,719,404.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class C Shares and Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended February 28, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$130,024
Class C Shares	96,569
Service Shares	1,047,444
TOTAL	$1,274,037
Annual Shareholder Report

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended February 28, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of February 28, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in
Annual Shareholder Report

transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended February 28	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,118,824	$7,474,301	3,652,300	$25,161,174
Shares issued to shareholders in payment of distributions declared	432,835	2,864,206	804,408	5,557,706
Shares redeemed	(13,170,581)	(88,089,112)	(7,680,018)	(52,886,684)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(11,618,922)	$(77,750,605)	(3,223,310)	$(22,167,804)

Year Ended February 28	2019		2018
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	410,941	$2,716,415	1,719,071	$11,844,009
Shares issued to shareholders in payment of distributions declared	320,963	2,108,579	274,154	1,892,649
Shares redeemed	(2,219,813)	(14,670,929)	(1,929,073)	(13,293,909)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,487,909)	$(9,845,935)	64,152	$442,749

Year Ended February 28	2019		2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	13,121,321	$86,672,155	30,821,265	$211,740,741
Shares issued to shareholders in payment of distributions declared	3,340,474	21,877,137	2,420,496	16,657,431
Shares redeemed	(20,536,930)	(135,010,984)	(17,150,121)	(117,759,102)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(4,075,135)	$(26,461,692)	16,091,640	$110,639,070
Annual Shareholder Report

Year Ended February 28	2019		2018
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	18,388,722	$122,245,492	15,808,165	$108,646,032
Shares issued to shareholders in payment of distributions declared	3,835,504	25,160,725	3,591,578	24,736,803
Shares redeemed	(34,869,619)	(231,330,251)	(41,217,195)	(283,047,080)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(12,645,393)	$(83,924,034)	(21,817,452)	$(149,664,245)

Year Ended February 28	2019		2018[1]
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	530,688	$3,511,053	320,252	$2,206,951
Shares issued to shareholders in payment of distributions declared	39,961	260,424	4,487	30,826
Shares redeemed	(67,729)	(442,859)	(4,195)	(28,691)
NET CHANGE RESULTING FROM CLASS R6 SHARES TRANSACTIONS	502,920	$3,328,618	320,544	$2,209,086
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(29,324,439)	$(194,653,648)	(8,564,426)	$(58,541,144)
1	Reflects operations for the period from April 27, 2017 (date of initial investment) to February 28, 2018.
Redemption Fees
The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class C Shares, Institutional Shares, Service Shares and Class R6 Shares who redeem shares held for 90 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended February 28, 2019, the redemption fees for the Fund's Class A Shares, Class C Shares, Institutional Shares, Service Shares and Class R6 Shares amounted to $5,585, $3,540, $30,830, $38,354, and $323, respectively. For the year ended February 28, 2018, the redemption fees for the Fund's Class A Shares, Class C Shares, Institutional Shares, Service Shares and Class R6 Shares amounted to $17,370, $6,874, $47,800, $79,728 and $79, respectively.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, partnership adjustments, reinstated interest on a defaulted security, discount accretion/premium amortization on debt securities, distributions necessary for excise tax purposes, and return of capital adjustments.
For the year ended February 28, 2019, permanent differences identified and reclassified among the components of net assets were as follows:
Paid-In Capital	Total Distributable Earnings (Loss)
$(2,034,019)	$2,034,019
Annual Shareholder Report

Net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended February 28, 2019 and 2018, was as follows:
	2019	2018
Ordinary income	$46,941,506	$50,268,802
Long-term capital gains	$6,854,374	$—
As of February 28, 2019, the components of distributable earnings on a tax-basis were as follows:
Distributions payable	$(70,147)
Net unrealized depreciation	$(23,217,025)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for partnership adjustments, deferral of losses on wash sales, return of capital adjustments, discount accretion/premium amortization on debt securities and defaulted bonds.
At February 28, 2019, the cost of investments for federal tax purposes was $789,219,753. The net unrealized depreciation of investments for federal tax purposes was $23,217,025. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $13,629,437 and net unrealized depreciation from investments for those securities having an excess of cost over value of $36,846,462.
The Fund used capital loss carryforwards of $6,032,502 to offset capital gains realized during the year ended February 28, 2019.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended February 28, 2019, the Adviser voluntarily waived $325,678 of its fee and voluntarily reimbursed $722,083 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended February 28, 2019, the Adviser reimbursed $12,821.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended February 28, 2019, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended February 28, 2019, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$292,639
Annual Shareholder Report

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended February 28, 2019, FSC retained $44,601 fees paid by the Fund. For the year ended February 28, 2019, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended February 28, 2019, FSC retained $4,744 in sales charges from the sale of Class A Shares. FSC also retained $559 and $3,333 of CDSC relating to redemptions of Class A Shares and Class C Shares, respectively.
Other Service Fees
For the year ended February 28, 2019, FSSC received $26,122 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Institutional Shares, Service Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.97%, 1.72%, 0.72%, 0.97% and 0.71% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended February 28, 2019, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $1,366,547 and $4,235,766, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended February 28, 2019, were as follows:
Purchases	$165,010,698
Sales	$368,893,879
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of February 28, 2019, the Fund had no outstanding loans. During the year ended February 28, 2019, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of February 28, 2019, there were no outstanding loans. During the year ended February 28, 2019, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended February 28, 2019, 1.71% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV. Of the ordinary income distributions made by the Fund during the year ended February 28, 2019, 1.53% qualify for the dividend received deduction available to corporate shareholders.
For the year ended February 28, 2019, the amount of long-term capital gains designated by the Fund was $6,854,374.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE board of trustees OF Federated High Yield Trust and shareholders of federated high yield trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated High Yield Trust (the “Fund”) (one of the portfolios constituting Federated High Yield Trust (the “Trust”)), including the portfolio of investments, as of February 28, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
April 22, 2019
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2018 to February 28, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 9/1/2018	Ending Account Value 2/28/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,013.10	$4.84
Class C Shares	$1,000	$1,009.30	$8.57
Institutional Shares	$1,000	$1,012.70	$3.59
Service Shares	$1,000	$1,013.00	$4.84
Class R6 Shares	$1,000	$1,014.30	$3.55
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.00	$4.86
Class C Shares	$1,000	$1,016.30	$8.60
Institutional Shares	$1,000	$1,021.20	$3.61
Service Shares	$1,000	$1,020.00	$4.86
Class R6 Shares	$1,000	$1,021.30	$3.56
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.97%
Class C Shares	1.72%
Institutional Shares	0.72%
Service Shares	0.97%
Class R6 Shares	0.71%
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised one portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Annual Shareholder Report

Interested Trustees Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: April 1999	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: April 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: April 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2018
Federated High Yield Trust (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Investment Management Company (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including
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research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the
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reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting
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and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover,
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the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable
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regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated High Yield Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314197302
CUSIP 314197401
CUSIP 314197203
CUSIP 314197104
CUSIP 314197807
30221 (4/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $36,700

Fiscal year ended 2018 - $36,020

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $2,686

Fiscal year ended 2018- Audit consent fee for N-1A filing.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $57,809 and $0 respectively. Fiscal year ended 2019- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2019 - $730,185

Fiscal year ended 2018 - $757,990

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, Ernst & Young LLP (“EY”), has the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, EY informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On May 2, 2018, the SEC proposed amendments to the Loan Rule, which, if adopted as proposed, would refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) also has been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made, and as of July 18, 2018 maintained, an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund involved the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represented less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust had submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption would not be effected until December 26, 2018 at the earliest. The redemption notice could not be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sold its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. In addition, the only voting rights shareholders of the Hermes Fund had under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders could vote on the election of members to the Hermes Fund’s committee was not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant is a beneficiary of EY’s affiliated entity’s pension trust. Management reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant. On August 29, 2018, EY informed the registrant that EY’s affiliated entity’s pension trust sold its entire interest in the Hermes Fund, effective as of August 28, 2018.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated High Yield Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date April 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date April 22, 2019

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date April 22, 2019